AMERICAN INDEPENDENCE FUNDS TRUST

(“Trust”)

SUPPLEMENT DATED SEPTEMBER 20, 2018

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION EACH DATED MARCH 1, 2018 AS SUPPLEMENTED THROUGH AUGUST 2, 2018

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND (Ticker Symbols: RMAIX, AARMX, ACRMX)	AMERICAN INDEPENDENCE KANSAS TAX-EXEMPT BOND FUND (Ticker Symbols: SEKSX, IKSTX, IKTEX)

The purpose of this sticker supplement is to notify shareholders of American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund (each a “Fund” and, collectively, “Funds”) and potential investors in the Funds that, as of the close of business on September 20, 2018, the sale of all classes of shares of each Fund are closed for further investment pending the reorganization of the Funds into corresponding series of ALPS Series Trust (“AST”).

The reorganization of the Funds into corresponding series of AST will be effective prior to the opening of New York Stock Exchange on September 24, 2018.

Please contact Darlene DeRemer at dderemer@manifoldpartners.comfor further information about these matters.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE